UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 7, 2011

Ecoland International, Inc
(Exact Name of Registrant as Specified in Charter)

Nevada	333-140396	20-3061959
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4909 W. Joshua Blvd., Suite 1059, Chandler, Arizona 85226
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (602) 882-8771

(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item No.	Description of Item	Page No.
Item 4.01	Changes in Registrant’s Certifying Accountant	2

Item 9.01	Financial Statements and Exhibits	2

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 14, 2010, the Public Company Accounting Oversight Board revoked the registration of Larry O’Donnell, CPA, PC. (“O’Donnell”),  our independent auditor.  .

O’Donnell’s reports on our financial statements as of and for the fiscal years ended May 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for the fiscal years ended December May 31, 2010 and 2009 contained a going concern qualification as to the ability of us to continue.

During our most recent fiscal years ended 2009 and 2010 during the subsequent interim period through the date of this Report, there were (1) no disagreements with O’Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of O’Donnell, would have caused O’Donnell to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

Concurrent with the decision to dismiss O’Donnell as our independent auditor, our board of directors elected to engage De Joya Griffith & Company, LLC (“De Joya”) as our independent registered public accounting firm.

During the fiscal years ended 2010 and 2009 and through the date hereof, neither us nor anyone acting on our behalf consulted De Joya, with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that De Joya concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

We furnished O’Donnell with a copy of this disclosure on January 7, 2011, providing O’Donnell with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  O’Donnell's letter agreeing with our statements is attached as Exhibit 16.

Item 9.01 Financial Statements and Exhibits.

16	Letter from Larry O’Donnell, CPA, P.C., dated January 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2011

Ecoland International, Inc.

By:	/s/ David A. Wallace

Chief Executive Officer